Weyerhaeuser Investor Meetings September 2020 EXHIBIT 99.1

This presentation contains statements and depictions that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, with respect to: future goals and prospects; business strategies; factors affecting market supply of lumber; key initiatives; levels of demand and market drivers for our products, including expected growth in U.S. housing demand and repair and remodel activity; market dynamics, demand and pricing outlook for our saw logs and our lumber and oriented strand board products; growth and opportunity for log export markets; HBU acres; the timing and amount of reinitiating our cash dividends and dividend sustainability; capital structure, financial ratios, credit ratings and future debt maturities and redemptions; and our outlook for 2020 capital expenditures across the company and 2020 Op Ex targets. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.  Forward-looking statements may be identified by our use of certain words in such statements, including without limitation words such as “anticipate,” “believe,” “committed,” “continue,” “continued,” “could,” “forecast,” “growing,” “estimate,” “outlook,” “goal,” “will,” “plan,” “expect,” “sustainable,” “maintain,” “target,” “would” and similar words and terms and phrases using such terms and words. Depictions or illustrations that constitute forward-looking statements may be identified by graphs, charts or other illustrations indicating expected or predicted occurrences of events, conditions, performance or achievements at a future date or during future time periods. We may refer to assumptions, goals or targets, or we may reference expected performance through, or events to occur by or at, a future date, and such references may also constitute forward-looking statements. Forward-looking statements are based on our current expectations and assumptions. The realization of our expectations and the accuracy of our assumptions are subject to a number of risks and uncertainties that are difficult to predict and often are beyond the company’s control. These and other factors could cause one or more of our expectations to be unmet, one or more of our assumptions to be materially inaccurate or actual results to differ materially from those expressed or implied in our forward-looking statements, or all of the foregoing.  Such uncertainties and other factors include, without limitation: the effect of general economic conditions, including employment rates, interest rate levels, housing starts, general availability of financing for home mortgages and the relative strength of the U.S. dollar; the effect of COVID-19 and other viral or disease outbreaks and their potential effects on our business, results of operations, cash flows, financial condition and future prospects; market demand for the company's products, including market demand for our timberland properties with higher and better uses, which is related to, among other factors, the strength of the various U.S. business segments and U.S. and international economic conditions; changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Japanese yen, the Chinese yuan, and the Canadian dollar, and the relative value of the euro to the yen; restrictions on international trade and tariffs imposed on imports or exports; the availability and cost of shipping and transportation; economic activity in Asia, especially Japan and China; performance of our manufacturing operations, including maintenance and capital requirements; potential disruptions in our manufacturing operations; the level of competition from domestic and foreign producers; our operational excellence initiatives; the successful and timely execution and integration of our strategic acquisitions, including our ability to realize expected benefits and synergies, and the successful and timely execution of our strategic divestitures, each of which is subject to a number of risks and conditions beyond our control including, but not limited to, timing and required regulatory approvals; raw material availability and prices; the effect of weather; changes in global or regional climate conditions and governmental response to such changes; the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; energy prices; transportation and labor availability and costs; federal tax policies; the effect of forestry, land use, environmental and other governmental regulations; legal proceedings; performance of pension fund investments and related derivatives; the effect of timing of employee retirements and changes in the market price of our common stock on charges for share-based compensation; the accuracy of our estimates of costs and expenses related to contingent liabilities; changes in accounting principles; and other risks and uncertainties identified in our 2019 Annual Report on Form 10-K, as well as those set forth from time to time in our other public statements, reports, registration statements, prospectuses, information statements and other filings with the SEC. It is not possible to predict or identify all risks and uncertainties that might affect the accuracy of our forward looking-statements and, consequently, our descriptions of such risks and uncertainties should not be considered exhaustive. There is no guarantee that any of the events anticipated by these forward-looking statements will occur, and if any of the events do occur, there is no guarantee what effect they will have on the company's business, results of operations, cash flows, financial condition and future prospects. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise. Nothing on our website is intended to be included or incorporated by reference into, or made a part of, this presentation. Also included in this presentation are certain non-GAAP financial measures, which management believes complement the financial information presented in accordance with U.S. generally accepted accounting principles. Management believes such non-GAAP measures may be useful to investors. Our non-GAAP financial measures may not be comparable to similarly named or captioned non-GAAP financial measures of other companies due to potential inconsistencies in how such measures are calculated. A reconciliation of each presented non-GAAP measure to its most directly comparable GAAP measure is provided in the appendices to this presentation. FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

WEYERHAEUSER INVESTMENT THESIS UNMATCHED PORTFOLIO INDUSTRY-LEADING PERFORMANCE DISCIPLINED CAPITAL ALLOCATION SUPERIOR SHAREHOLDER VALUE + + ESG Strong ESG Foundation | Our Forests and Wood Products are Natural Climate Solutions

RECENT ACTIONS Focused on Driving Long-Term Value for Shareholders Sustainability Ambitions Leadership Changes Balance Sheet Timber Portfolio Operating Results WY LAUNCHED NEW 3 BY 30 SUSTAINABILITY INITIATIVES ENHANCING OREGON TIMBERLAND HOLDINGS REDEEMING $325 MILLION IN 2023 MATURITIES ENSURING STRENGTH MAINTAINING FLEXIBILITY STRONG PERFORMANCE IN UNPRECEDENTED MARKETS Financial Position CURRENT CFO BECOMING CHIEF DEVELOPMENT OFFICER

UNMATCHED PORTFOLIO Our Quality, Diversity and Scale Cannot Be Replicated

WHO WE ARE A Tax-Efficient Timber REIT with Three Industry-Leading Businesses UNMATCHED PORTFOLIO 11 MILLION ACRES OWNED IN THE U.S. 35 MANUFACTURING FACILITIES ACROSS NORTH AMERICA 14 MILLION ACRES LICENSED IN CANADA 19 Lumber Mills 6 Oriented Strand Board Mills 6 Engineered Lumber Mills 3 Plywood / Veneer Mills 1 Medium Density Fiberboard Mill 18 Distribution Centers (not shown) WOOD PRODUCTS We are a scale, low-cost wood products manufacturer TIMBERLANDS We are the largest private timberland owner in North America REAL ESTATE, ENERGY & NATURAL RESOURCES We deliver the most value from every acre

WHAT WE DO Create and Capture Superior Value at Every Step UNMATCHED PORTFOLIO Diverse customer mix that fully values our quality, scale, reliability, and sustainable practices Proprietary seedlings yield superior growth, wood quality and survival characteristics Customized planting deploys the best genetic material for each acre on our land base Targeted silviculture generates superior volume and value in each geography Low-cost producer to ensure top margin for lumber, panels and engineered wood Premium land sales capturing every acre’s highest value Steady royalty and lease income maximizes the value of surface and subsurface assets Delivered log model captures maximum value from each tree using data-driven optimization Superior efficiency and logistics capabilities for low-cost and reliable operations Healthy forests are diverse, productive, and grown sustainably to financial maturity Optimal raw materials are cost effectively sourced internally and externally to maximize mill margins

HOW WE DO IT Strong ESG Foundation CORPORATE GOVERNANCE ENVIRONMENTAL STEWARDSHIP Safety & Human Capital Workplace Culture Community Investment & Engagement SOCIAL RESPONSIBILITY Best Practices in Governance Board Composition Ethics & Integrity Sustainable Forest Management Environmental Impact Carbon Footprint For more information, see our full ESG Presentation, view our alignment with key ESG frameworks, and visit www.wy.com/sustainability. Sustainability is a core value ESG SUSTAINABLE PRACTICES

15% 100% OF OUR TIMBERLANDS ARE REFORESTED AFTER HARVEST WE PLANT ABOUT 150 MILLION TREES EVERY YEAR ENVIRONMENTAL STEWARDSHIP Sustainable Forestry • Carbon Sequestration • Reduced Environmental Footprint WE PARTICIPATE IN 18 HABITAT CONSERVATION PLANS IN NORTH AMERICA 100+ years of expertise in sustainable forestry Minimizing our environmental footprint WE HARVEST ONLY 2% of our forests each year 100% OF OUR TIMBERLANDS ARE CERTIFIED TO THE 98% OF OUR WASTE IS REUSED OR RECYCLED WE STORE the equivalent of 9 MILLION METRIC TONS of CO2 IN OUR WOOD PRODUCTS EVERY YEAR That’s like taking 2 MILLION CARS OFF THE ROAD every year! WE MEET NEARLY 70% OF OUR OWN ENERGY NEEDS USING RENEWABLE BIOMASS WE REDUCED OUR GREENHOUSE GAS EMISSIONS BY MORE THAN OVER THE LAST TWO DECADES OUR MILLS HAVE IMPROVED ENERGY EFFICIENCY IN THE LAST DECADE ESG SUSTAINABLE PRACTICES MANUFACTURING TIMBERLANDS ON AVERAGE WE USE 95% OF EVERY LOG WE LEAVE TREE BUFFERS ALONG WATERWAYS TO PROTECT AQUATIC HABITAT

SOCIAL Responsibility & GOVERNANCE Human Capital Management • Ethics • Board Composition GOVERNANCE HUMAN CAPITAL MANAGEMENT RECORDABLE INCIDENT RATE WE REDUCED INJURY SEVERITY BY 35% IN 2019 95% OF ALL SALARIED EMPLOYEES HAVE AN INDIVIDUAL DEVELOPMENT PLAN WE DRIVE SIGNIFICANT SAFETY IMPROVEMENT 300+ LEADERS HAVE COMPLETED UNCONSCIOUS BIAS TRAINING BOARD DIVERSITY Women Men ETHISPHERE NAMED WY ONE OF THE WORLD’S MOST ETHICAL COMPANIES® OUR GOVERNANCE PRACTICES ALIGN WITH INVESTOR STEWARDSHIP GROUP PRINCIPLES 900+ LEADERS HAVE COMPLETED AT LEAST ONE DEVELOPMENT PROGRAM IN THE LAST FIVE YEARS OUR VOLUNTARY TURNOVER WAS ONLY 3% IN 2019 ESG SUSTAINABLE PRACTICES Our strong ESG performance helps us attract and retain top, diverse talent WE’VE APPOINTED 6 NEW DIRECTORS TO OUR BOARD SINCE 2015 91% OF JOB OFFERS EXTENDED WERE ACCEPTED IN 2019

TIMBERLANDS SUPERIOR HOLDINGS CREATE VALUE TODAY AND TOMORROW Unrivaled portfolio that cannot be replicated Diversified holdings at scale Superior supply chain Enduring value across market cycles Enhancing portfolio over time Unmatched timber-growing expertise UNMATCHED PORTFOLIO

Adjusted EBITDA(1) by Region (2019) See appendix for reconciliation to GAAP amounts and definition of Adjusted EBITDA. North includes Other. Approximate total acres as of March 31, 2020. High value Douglas-fir Premium land west of the Cascade mountains Sawlogs are approximately 90% of harvest Unique Japan export presence Premium Southern yellow pine Superior quality pine plantation Balanced mix of grade and fiber logs Scale operations in every major region Diverse hardwoods and softwoods Premium hardwood sawlogs Maximizing value with over 50 product grades OUR TIMBERLANDS PORTFOLIO Unmatched Quality, Scale and Diversification UNMATCHED ASSETS & Supply-Chain CAPABILITIES UNMATCHED PORTFOLIO 3 MILLION ACRES IN THE WEST 7 MILLION ACRES IN THE SOUTH 1 MILLION ACRES IN THE NORTH

THIRD-PARTY DOMESTIC CUSTOMERS WEYERHAEUSER MILLS EXPORT CUSTOMERS TIMBERLANDS REVENUE BY END MARKET (2019) We flex supply to meet dynamic customer demands and capture market opportunities TIMBERLANDS CUSTOMERS Capture Full Value Through a Diverse Customer Mix UNMATCHED PORTFOLIO

71% 23% 6% EXPORT REVENUE Percentages based on 2019 full year Timberlands export sales. TIMBERLANDS EXPORT MARKETS Unrivaled Market Position and Supply Chain Expertise UNIQUE JAPAN BUSINESS Multi-decade relationships supplying steady post & beam housing market Western timberlands ownership provides premium logs at unrivaled scale Largest log export facility in North America creates substantial supply chain advantage and efficiencies OTHER EXPORT MARKETS Direct-to-customer strategy facilitates consistent demand Flexibility to quickly respond to shifts in global wood demand Future growth opportunities JAPAN CHINA KOREA UNMATCHED PORTFOLIO

NCREIF Timberland INDEX INDEXED MARKET VALUE Per Acre, by Region Source: National Council of Real Estate Investment Fiduciaries (NCREIF) Timberland Index. Changes in index composition may affect average market values (e.g. NCREIF Northwest expanded to include Idaho in 2013). TIMBERLANDS Enduring Value Across Market Cycles Perpetually Growing Asset Low Correlation With Other Asset Classes P P UNMATCHED PORTFOLIO

Timberland Acres By Region TIMBERLANDS PORTFOLIO MANAGEMENT Disciplined and Opportunistic OVER 45% INCREASE SINCE 2012 NEARLY 70% INCREASE SINCE 2012 $1.6 BILLION OF PROCEEDS Strategic Divestitures Announced transactions to enhance Oregon timberland holdings Net cost approximately $40 million Expect strong and sustained cash flow accretion Estimated 2-year payback period Continue to strategically optimize and upgrade portfolio Strong deal sourcing, diligence and execution expertise Maximize portfolio value and returns Twin Creeks Uruguay Michigan Montana Twin Creeks proceeds include sale of acres to and redemption of interest in the joint venture. U.S. West U.S. South UNMATCHED PORTFOLIO Millions of acres

REAL ESTATE, ENERGY & NATURAL RESOURCES MAXIMIZE THE VALUE OF EVERY ACRE WE OWN Continually evaluate every acre Deliver a significant premium to timber value Generate consistent and reliable cash flow Capture the full value of surface and subsurface assets UNMATCHED PORTFOLIO

REAL ESTATE Unlock Higher and Better Use (HBU) Value Nimble Business Model Low Operating Costs Minimal Capital Investment �� �� �� 1.3 MILLION ACRES with HBU attributes CONTINUALLY EVALUATE every acre ≤1% of timberland acres SOLD ANNUALLY 55–65% Premium to Timber Value SINCE INCEPTION consistently exceeding 30% target Asset Value Optimization (AVO) PROCESS ACQUISITIONS, DIVESTITURES & VALUATION TIMBERLANDS REAL ESTATE UNMATCHED PORTFOLIO Approximate acres as of December 31, 2019, pro forma for the sale of Montana timberlands which closed in first quarter 2020.

ENERGY & NATURAL RESOURCES Maximize the Value of Surface and Sub-Surface Rights BALANCED EBITDA MIX (1) Infrastructure Rights of Way Wind and Solar Power Wetland Mitigation Banks Aggregates & Industrial Materials Oil & Natural Gas Oil & Natural Gas Wind, Solar & Other Aggregates & Industrial Materials Cell Towers UNMATCHED PORTFOLIO (1) See appendix for reconciliation to GAAP amounts. Percentages are approximate based on 2019 full year results.

UNMATCHED PORTFOLIO REAL ESTATE, ENERGY & NATURAL RESOURCES Consistent, Reliable Cash Generation (1) See appendix for reconciliation to GAAP amounts. Adjusted EBITDA(1) $ in millions $189 $241 $264 Real Estate Energy & Natural Resources $274 Demand for Real Estate properties remains solid Increased 2020 EBITDA outlook by $35 million 2020 outlook reflects: Michigan and Montana divestitures Delays in financing and closing transactions due to COVID-19

WOOD PRODUCTS MAXIMIZING MARGIN THROUGH THE BUSINESS CYCLE Unmatched scale, brand and reputation Diversified mix of high-quality products Relentless focus on industry-leading cost structure Diverse customer mix and demand drivers Superior returns through the cycle: “Black at the bottom” UNMATCHED PORTFOLIO

LUMBER ORIENTED STRAND BOARD ENGINEERED WOOD PRODUCTS DISTRIBUTION WOOD PRODUCTS PORTFOLIO Industry-Leading Scale, Diversification and Quality 2nd largest producer in North America 19 lumber mills 5.2 BBF capacity 4th largest producer in North America 6 oriented strand board mills 3.0 BSF capacity Located in the largest homebuilding markets 18 distribution centers Adjusted EBITDA(1) BY BUSINESS (2017-2019) 4% UNMATCHED ASSETS & Supply-Chain CAPABILITIES #1 engineered wood capacity in North America 6 engineered wood mills (42 MMCF capacity) 3 veneer/plywood mills (610 MMSF capacity) 1 medium density fiber mill (265 MMSF capacity) Statistics for full year 2019. Source: Competitor reports, public filings, APA. Production capacity for engineered wood represents total solid section press capacity. Three Weyerhaeuser facilities also produce I-Joists to meet market demand. In 2019, approximately 25 percent of Weyerhaeuser’s total press production was converted into I-Joists. UNMATCHED PORTFOLIO (1) See appendix for reconciliation to GAAP amounts.

WOOD PRODUCTS Diverse Demand Drivers and Customer Mix NEW RESIDENTIAL: SINGLE & MULTI-FAMILY REPAIR & REMODEL: PROFESSIONAL AND DIY PERCENT OF SALES BY END MARKET (2019) NON-RESIDENTIAL CONSTRUCTION AND INDUSTRIAL USES Percentages are approximate based on 2019 full year Wood Products net sales. UNMATCHED PORTFOLIO Customers value our quality, scale, reliability and sustainable practices

WOOD PRODUCTS Positioned for Superior Performance Through the Cycle EWP Distribution $ in millions Achieved Industry-Leading Cost Structure Improved EWP & Distribution EBITDA Through Market Headwinds ADJUSTED EBITDA(1) Achieved “Black at the Bottom” Cost Net of Logs/MBF Indexed to 2013 Controllable Cost/ M38 Indexed to 2013 Lumber OSB (1) See appendix for reconciliation to GAAP amounts. UNMATCHED PORTFOLIO 14% Cost Reduction 15% Cost Reduction

INDUSTRY-LEADING PERFORMANCE Significant, Sustainable Margin Improvement Through the Cycle

MERCHANDISING Right product from the right log HARVEST & HAUL Increase efficiency and reduce cost SILVICULTURE Optimize site prep, thinning and fertilization MARKETING Right product to the right customer RELIABILITY Maximum uptime, highest quality product CONTROLLABLE COSTS Efficient labor, maintenance & raw material usage RECOVERY Higher log utilization PRODUCT MIX Aligned with customer demand WE ALSO COLLABORATED FOR CROSS-BUSINESS OPX IN 2019 OPERATIONAL EXCELLENCE 1.0 Achieved $650 Million of Margin Improvements Since 2014 OPX HIGHLIGHTS BY BUSINESS WESTERN TIMBERLANDS HIGHEST EBITDA PER ACRE VS PEERS FOR LAST 8 YEARS OSB HIGHEST MARGIN VS PEERS FOR LAST 3 YEARS EWP HIGHEST MARGIN VS PEERS FOR LAST 5 YEARS DISTRIBUTION LARGEST MARGIN IMPROVEMENT VS PEERS SINCE 2011 LUMBER HIGHEST MARGIN VS PEERS IN 2019 TIMBERLANDS WOOD PRODUCTS LEADING PERFORMANCE Margin refers to Adjusted EBITDA margins as shown on the following slide. See appendix for reconciliation to GAAP amounts.

DRIVING SUPERIOR RELATIVE PERFORMANCE Our OpX Scorecard We are “Black at the Bottom” TIMBERLANDS ADJUSTED EBITDA(1,2) PER ACRE WEST LUMBER(4) ORIENTED STRAND BOARD SOUTH ENGINEERED WOOD PRODUCTS DISTRIBUTION Source for competitor data: public SEC filings, National Council of Real Estate Investment Fiduciaries (NCREIF). Results include only North American operations. See appendix for reconciliation to GAAP amounts. Timberlands peers include NCREIF, PotlatchDeltic, and Rayonier. To improve comparability with peer disclosures, amounts shown for Weyerhaeuser include Timberlands EBITDA and non-timber income currently reported in the company’s Energy & Natural Resources business. Wood Products peers include BlueLinx, Boise Cascade, Canfor, Interfor, Louisiana Pacific, Norbord and West Fraser. 2017-2020 Q2 YTD lumber margins include expenses for softwood lumber countervailing and anti-dumping duties for all companies shown. WOOD PRODUCTS ADJUSTED EBITDA MARGIN(1,3) LEADING PERFORMANCE Weyerhaeuser Timberlands & ENR vs Peers Weyerhaeuser Timberlands & ENR vs Peers Weyerhaeuser vs Peers Weyerhaeuser vs Peers Weyerhaeuser vs Peers Weyerhaeuser vs Peers

MARGIN IMPROVEMENT BOTTOM LINE Deliver and Maintain Industry-Leading Cost Structure FUTURE VALUE 1 Superior Execution on: Silviculture Prescriptions Reliability Programs   COST AVOIDANCE Simplify/Standardize Tools Automate Manual Work Leverage Technology/Data Procurement Optimization Shared/Repurposed Assets Reduced Employee Turnover Drive Improvements Today that Create Future Value Avoid Future Costs or Cost Increases Enable Highest-Value Use of Resources Opx 2.0 Evolving Our Approach to Operational Excellence TOP LINE Capture Maximum Value for Every Product BLACK AT THE BOTTOM • #1 IN EVERY BUSINESS LINE DELIVERING VALUE TO SHAREHOLDERS THROUGH SUPERIOR EXECUTION + ONGOING IMPROVEMENT EFFICIENCY TARGET $50-70 MILLION IN 2020 LEADING PERFORMANCE

DISCIPLINED CAPITAL ALLOCATION Long-Term Commitment to Balancing Three Key Priorities

CAPITAL ALLOCATION OPPORTUNISTIC ALLOCATION Disciplined capital allocation Appropriate and Temporary Adjustments to Navigate Uncertain Environment CORE ALLOCATION Investment Grade Credit Rating INVEST IN OUR BUSINESSES RETURN CASH TO SHAREHOLDERS MAINTAIN AN APPROPRIATE CAPITAL STRUCTURE Disciplined Capital Expenditures Sustainable Dividend Share Repurchases Value-Enhancing Growth Opportunities Liability Management

Committed to a sustainable dividend policy that will drive long-term shareholder value and return meaningful and appropriate levels of cash across market cycles Regularly reviewing opportunities to reinitiate an appropriate quarterly cash dividend RETURNED NEARLY $8 BILLION TO SHAREHOLDERS SINCE 2014 THROUGH DIVIDENDS AND SHARE REPURCHASE Returning cash to shareholders Key Component of Long-Term Capital Allocation Strategy CAPITAL ALLOCATION Temporarily suspended quarterly dividend to preserve liquidity and financial flexibility

CAPITAL EXPENDITURES Wood Products - $160 million Maintenance capex Projects to improve costs and reliability Timberlands - $110 million Reforestation and silviculture Roads and infrastructure Corporate – Very minimal IT system upgrades Real Estate & ENR – Very minimal Primarily entitlement activities DISCIPLINED INVESTMENTS Sustain and Enhance Our Operations Deferring Approximately $90 Million of Discretionary Projects in 2020 2020 outlook $ in millions CAPITAL ALLOCATION Full year 2020 capital expenditures outlook as revised on May 1, 2020. Capital expenditures for 2016 exclude discontinued operations.

INVESTMENT GRADE CREDIT PROFILE SOLID LIQUIDITY   STRONG ASSET COVERAGE OPPORTUNISTIC LIABILITY MGMT Repaid precautionary draw on $1.5 billion revolver Earmarked $150 million of cash for repayment of final 2021 maturity Repaid $569 million notes due March 2021 Maintain AN appropriate capital structure Solid Balance Sheet and Financial Flexibility Baa2 Moody’s BBB- Standard & Poor’s Reduced future pension obligations Nearly 85% of business assets are in Timberlands NET DEBT TO ADJUSTED EBITDA(1) 3.5xTarget Net debt/Adjusted EBITDA over the cycle Last twelve months Adjusted EBITDA for each quarter presented. See appendix for reconciliation to GAAP amounts. 3.5x CAPITAL ALLOCATION Redeeming $325 million notes due March 2023

SUPERIOR SHAREHOLDER VALUE Capitalizing on Strong Portfolio and Operational Performance

SHAREHOLDER VALUE IMPROVING FUNDAMENTALS ACROSS OUR MARKETS Driven By Continued Demand for U.S. Housing REPAIR & REMODEL HOUSING STARTS LUMBER ORIENTED STRAND BOARD WESTERN LOGS SOUTHERN LOGS Renewed preference for single-family Low interest rates Favorable demographics, pent-up demand High unemployment Economic uncertainty Surge in home improvement activity Aging housing stock Rising home equity, low interest rates Expect solid normalized building materials retail demand Improving sawlog demand Fiber log demand generally stable Log pricing flat, expect sawlog prices will rise slowly over time Emerging log export opportunity Rising construction activity Industry operating rates have rebounded B.C. mill closures reduced industry capacity Record pricing in Q3 Expect choppy pricing as market conditions evolve Rising construction activity Industry operating rates have rebounded Record pricing in Q3 Expect choppy pricing as market conditions evolve Rising domestic wood products production Japan market slowing with consumption tax increase and COVID-19 outbreak Global log supply to China increasing following COVID-19 related disruptions

OUR WORKING FORESTS ARE PART OF THE CLIMATE SOLUTION An Endlessly Renewable Resource that Absorbs and Stores Carbon OUR GROWING FORESTS ABSORB CO2 OUR WOOD PRODUCTS STORE CARBON FROM THE ATMOSPHERE FOR THE LIFE OF THE PRODUCT WE PLANT MORE TREES THAT ABSORB EVEN MORE CO2 AS THEY GROW WOOD IS THE ULTIMATE Green-Building Material Stores carbon Endlessly renewable Lower GHG emissions than concrete & steel SHAREHOLDER VALUE

WEYERHAEUSER INVESTMENT THESIS UNMATCHED PORTFOLIO INDUSTRY-LEADING PERFORMANCE DISCIPLINED CAPITAL ALLOCATION SUPERIOR SHAREHOLDER VALUE + + ESG Strong ESG Foundation | Our Forests and Wood Products are Natural Climate Solutions

APPENDIX Market Overview and Supplemental Information

EXPECT LONG-TERM GROWTH IN U.S. HOUSING Source: U.S. Census Bureau 2020 YTD as of July U.S. housing activity rebounding despite weak macroeconomic conditions Historically low mortgage rates and growing preference for larger, single-family homes Persistent economic weakness could dampen near-term housing trajectory Expect solid housing growth as economic fundamentals recover U.S. HOUSING STARTS SEASONALLY ADJUSTED ANNUAL RATE YTD

LEVEL OF CONSTRUCTION REMAINS BELOW HOUSING NEED ANNUAL U.S. HOUSING NEED MILLIONS OF UNITS DRIVER BASELINE AVERAGE DEMAND New Household Formations 1.1 Replace Lost or Obsolete Units 0.3 Second Home Demand 0.1 Natural Vacancy Rate 0.1 ANNUAL NEW UNITS REQUIRED 1.6 Source: Freddie Mac, 2018 U.S. POPULATION BY AGE AS OF JULY 1, 2018 Source: U.S Census Bureau Growing housing “deficit” as current pace of building activity is not sufficient to meet demand Favorable demographics with millennials entering prime homebuying years Millennials are the largest demographic cohort

STRONG REPAIR & REMODEL ACTIVITY Stay-at-home behavior and social distancing driving surge in home improvement activity Expect solid repair & remodel sales volumes when environment normalizes Rising home equity Housing stock continues to age, with median age of approximately 40 years old U.S. HOUSING STOCK UNITS BY VINTAGE U.S. RETAIL BUILDING MATERIALS SALES TOTAL SPENDING

LUMBER DEMAND HAS RECOVERED RAPIDLY LUMBER PRICING FRAMING LUMBER COMPOSITE NORTH AMERICAN LUMBER CONSUMPTION BY END USE, 2019 Source: FEA Source: Random Lengths Q3 QTD as of 8/21/2020 Q3 QTD vs. Q2 AVERAGE +$160/MBF HIGHER CURRENT vs. Q2 AVERAGE +$260/MBF HIGHER Strong home improvement demand and new residential construction activity Industry operating rates have rebounded following COVID-related curtailments Expect uneven pricing as market conditions evolve Rising focus on sustainability may drive higher non-residential usage over time WEYERHAEUSER’S AVERAGE LUMBER SALES REALIZATIONS Approximate change AS OF AUGUST 21, 2020(1) WY’s SENSITIVITY AT TYPICAL OPERATING RATES $10/MBF ≈ $45 million EBITDA ANNUALLY (1) Changes in average realizations typically lag changes in industry benchmark pricing due to length of order files

LUMBER B.C. Mill Closures Have Reduced Industry Capacity Log supply declining in British Columbia due to fires, pine beetle and lower allowable cut Canadian lumber exports to the U.S. remain subject to duties Canadian share of lumber market has decreased U.S. Southern lumber production gaining share Source: WWPA 2020 YTD as of May Billion board feet ANNUAL CHANGE IN LUMBER PRODUCTION BY REGION NORTH AMERICAN LUMBER PRODUCTION BY REGION, 2019 Source: FEA Total North American softwood lumber production 59 BBF in 2019

OSB DEMAND HAS RECOVERED RAPIDLY Strong home improvement demand and new residential construction activity Industry operating rates have rebounded following COVID-related curtailments Expect uneven pricing as market conditions evolve ORIENTED STRAND BOARD PRICING NORTH CENTRAL OSB WY’s SENSITIVITY AT TYPICAL OPERATING RATES $10/MSF ≈ $30 million EBITDA ANNUALLY Q3 QTD vs. Q2 AVERAGE +$80/MSF HIGHER CURRENT vs. Q2 AVERAGE +$180/MSF HIGHER WEYERHAEUSER’S AVERAGE OSB SALES REALIZATIONS Approximate change AS OF AUGUST 21, 2020(1) (1) Changes in average realizations typically lag changes in industry benchmark pricing due to length of order files

Domestic log demand increasing as mill operating rates rebound Japanese demand slowing following consumption tax increase and COVID-19 outbreak Chinese demand normalized following post-COVID spike Able to rapidly flex volume in response to changing markets JAPAN HOUSING STARTS WOOD-BASED WESTERN SAWLOG PRICING DELIVERED DOUGLAS FIR #2 Million cubic meters U.S. WESTERN HOUSING STARTS Source: China Gov't Statistics. Customs Code Numbers: 4403-2000 Logs, coniferous. WESTERN LOGS Export Demand Mitigating Weaker Domestic Markets CHINA SOFTWOOD LOG IMPORTS FROM ALL COUNTRIES New Zealand Europe WY’s SENSITIVITY $20/MBF ≈ $30 million EBITDA ANNUALLY YTD

Sawlog demand improving as mill operating rates rebound WY fiber log demand stable supported by hygiene products As lumber production rises across the South, WY’s timberlands are well positioned to benefit Future upside opportunity from Southern log exports SOUTHERN LOGS Improving Sawlog Demand Will Drive Long-Term Price Improvement U.S. SOUTH CAPACITY ADDITIONS 2017-2021 SAWMILL CAPACITY ADDITIONS ANNOUNCED AND COMPLETED BY STATE 2017-2021 Over 6 BBF Announced Source: Forisk, Company Reports MMBF New Sawmill Capacity Completed WY Timberlands WY Export Facility New Sawmill Capacity Announced WY’s SENSITIVITY $5/ton ≈ $70 million EBITDA ANNUALLY SOUTHERN SAWLOG PRICING DELIVERED SOUTHERN AVERAGE PINE SAWLOG YTD Source: Forisk, Company Reports

WELL-LADDERED DEBT PROFILE After 2021 Repayments, No Additional Debt Maturities Until 2023 $860 million WestRock note maturing 2023 includes extension option. Revolver was undrawn as of June 30, 2020. Revolver capacity is $1.5 billion. $6.3 billion of long-term debt currently outstanding 96% fixed rate Weighted average maturity of 7 years Weighted average interest rate of 5.8% Redeeming $325 million of 2023 bonds in 2020 Q3 Remaining 2021 bonds to be repaid at maturity Reviewing additional opportunities to reduce gross debt balance Revolver used for working capital management Debt maturity profile(1) $ in millions $325 Bonds Revolving Line of Credit(2) Announced Redemption

LISTINGS ON ESG INDICES ESG RATINGS AND RANKINGS We have a “WINNING” rating from 2020 Women on Boards WE ARE THE ONLY North American forestry or wood products company Corporate Responsibility Magazine NAMED US ONE OF THE 100 BEST CORPORATE CITIZENS ETHISPHERE named us one of the World’s Most Ethical Companies® Environmental, social & governance External Recognition

TARGETED SILVICULTURE CUSTOMIZED PLANTING We are TIMBER-GROWING Experts Deeply Committed to Environmental Stewardship PROPRIETARY SEEDLINGS We cultivate seedlings with superior survival, growth, and wood-quality characteristics We deploy the best genetic material for each acre on our land base Our practices generate superior volume and value in each geography HEALTHY FORESTS ESG Our forests are diverse and more resistant to disease and drought 100% OF OUR FORESTS ARE CERTIFIED WE PROTECT WATERWAYS AND CRITICAL HABITAT OF OUR TIMBERLANDS ARE REFORESTED AFTER HARVEST 100%

Our TIMBER Supply-chain EXPERTISE is unrivaled We Capture Maximum Value At Each Step Unmatched supply chain capabilities MATURE FORESTS We grow diverse product offerings in scale quantities with superior, reliable quality DATA-DRIVEN MARKETING SUSTAINABLE HARVESTING Our expert harvest planning captures value at the point of financial maturity We maximize the value of every log using data-driven optimization OPTIMIZED TRANSPORTATION We offer dependable, year-round supply with world-class logistics and efficient harvest & haul SUPPLY CHAIN EXPERTS WE OFFER UNIQUE VALUE WE HAVE FLEXIBILITY TO RESPOND QUICKLY TO CHANGING MARKETS Diverse Products at Scale Year-Round Supply Superior Quality Reliability WE HAVE THE LARGEST LOG EXPORT FACILITY IN THE U.S.

9 MILLION PRODUCT DISTRIBUTION LOW-COST MANUFACTURING OUR WOOD PRODUCTS SUPPLY CHAIN IS EFFICIENT We Drive Out Cost and Maximize Value From Raw Materials to End Use FIBER PROCUREMENT We source the optimal mix of raw materials internally and externally to maximize margins Our operational excellence and reliability focus drives top margins for lumber, OSB and EWP We maximize value by using the right mix of our own and other distribution channels DIVERSE CUSTOMERS ESG Our customers value our quality, scale, reliability and sustainable practices OUR MILLS HAVE IMPROVED ENERGY EFFICIENCY 14% IN THE LAST 5 YEARS WE MAXIMIZE THE RESOURCE BY USING 95% OF EACH LOG METRIC TONS OF CO2 OUR PRODUCTS STORE THE EQUIVALENT OF EACH YEAR ON AVERAGE

$ Millions 2016 2015 2017 2016 2018 2017 2019 2018 Adjusted EBITDA1 $ 1,583 $ 2,080 $ 2,032 $ 1,276 Depletion, depreciation & amortization (512) (521) (486) (510) Basis of real estate sold (109) (81) (124) (116) Unallocated pension service costs (5) (4) — — Special items included in operating income (135) (343) (28) 1 Operating Income (GAAP) $ 822 $ 1,131 $ 1,394 $ 651 Non-operating pension and other postretirement benefit (costs) credits 48 (62) (272) (516) Interest income and other 65 40 60 30 Net Contribution to Earnings $ 935 $ 1,109 $ 1,182 $ 165 Interest expense, net (431) (393) (375) (378) Income taxes (89) (134) (59) 137 Net Earnings from Continuing Operations $ 415 $ 582 $ 748 $ (76) Earnings from discontinued operations, net of income taxes 612 — — — Net Earnings (GAAP)2 $ 1,027 $ 582 $ 748 $ (76) ADJUSTED EBITDA RECONCILATION Total Company Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. Net earnings for 2018 and 2019 includes net charges of $122 million and $354 million, respectively, of after-tax non-operating special items which are reported in non-operating pension and other postretirement benefit (costs) credits, interest income and other, interest expense, net, and income taxes.

Net debt to ADJUSTED EBITDA RECONCILATION Total Company LTM – last twelve months. Net debt to Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Net debt to Adjusted EBITDA, as we define it, is long-term debt and borrowings on line of credit, net of cash and cash equivalents divided by the last twelve months of Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. $ Millions 2016 2017 2018 2019 2020   Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Net Debt to Adjusted EBITDA (LTM) 1,2,3 6.7 6.1 5.3 3.7 3.6 3.3 2.9 2.5 2.5 2.2 2.5 3.0 3.3 3.9 4.7 4.9 4.5 4.1 Total debt $7,715 $8,013 $8,310 $6,610 $6,606 $6,604 $5,995 $5,992 $5,928 $5,924 $5,921 $6,344 $6,401 $6,293 $6,590 $6,377 $7,426 $6,299 Less: Cash and equivalents 411 485 769 676 455 701 497 824 598 901 348 334 259 212 153 139 1,458 643 Net Debt $7,304 $7,528 $7,541 $5,934 $6,151 $5,903 $5,498 $5,168 $5,330 $5,023 $5,573 $6,010 $6,142 $6,081 $6,437 $6,238 $5,968 $5,656                                   Adjusted EBITDA (LTM) 2,3 $1,097 $1,234 $1,427 $1,583 $1,701 $1,794 $1,929 $2,080 $2,170 $2,301 $2,237 $2,032 $1,853 $1,559 $1,362 $1,276 $1,324 $1,367 Depletion, depreciation & amortization (345) (398) (457) (512) (541) (537) (531) (521) (508) (498) (488) (486) (489) (494) (507) (510) (510) (503) Basis of real estate sold (25) (37) (54) (109) (106) (103) (108) (81) (79) (91) (113) (124) (160) (171) (149) (116) (130) (131) Unallocated pension service costs 6 3 (1) (5) (5) (5) (4) (4) (2) (2) (1) — — — — — — — Special items in operating income (96) (115) (129) (135) (73) (264) (457) (343) (339) (149) 58 (28) (40) (20) 33 1 33 41 Operating Income (LTM) (GAAP) 1 $637 $687 $786 $822 $976 $885 $829 $1,131 $1,242 $1,561 $1,693 $1,394 $1,164 $874 $739 $651 $717 $774 Equity earnings (loss) from joint ventures 5 12 21 22 17 10 2 1 1 1 — — — — — — — — Non-operating pension and other post-retirement benefit costs 24 32 41 48 12 (6) (35) (62) (64) (69) (70) (272) (718) (715) (713) (516) (55) (55) Interest income and other 36 37 43 43 43 42 38 39 42 44 46 60 58 53 46 30 21 17 Net Contribution to Earnings (LTM) 1 $702 $768 $891 $935 $1,048 $931 $834 $1,109 $1,221 $1,537 $1,669 $1,182 $504 $212 $72 $165 $683 $736 Interest expense, net of capitalized interest (354) (383) (410) (431) (435) (421) (405) (393) (387) (379) (374) (375) (389) (388) (386) (378) (356) (368) Income taxes 56 24 (42) (89) (102) (105) (56) (134) (140) (171) (183) (59) 75 177 159 137 36 (61) Net Earnings (Loss) from Continuing Operations (LTM) 1 $404 $409 $439 $415 $511 $405 $373 $582 $694 $987 $1,112 $748 $190 $1 ($155) ($76) $363 $307 Earnings from discontinued operations, net of income taxes 82 101 107 612 592 554 489 — — — — — — — — — — — Net Earnings (Loss) (LTM) (GAAP) 1 $486 $510 $546 $1,027 $1,103 $959 $862 $582 $694 $987 $1,112 $748 $190 $1 ($155) ($76) $363 $307 Dividends on preference shares (44) (44) (33) (22) (11) — — — — — — — — — — — — — Net Earnings (Loss) to Common Shareholders (LTM) (GAAP) 1 $442 $466 $513 $1,005 $1,092 $959 $862 $582 $694 $987 $1,112 $748 $190 $1 ($155) ($76) $363 $307

Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. Results exclude Real Estate, Energy & Natural Resources, which was reported as part of legacy Weyerhaeuser’s Timberlands segment. West includes Plum Creek Washington and Oregon operations. South includes Plum Creek Southern Resources. North includes Plum Creek Northern Resources less Washington and Oregon. Results from Longview Timber are included in Other for 2013 and in Western Timberlands for 2014 and forward. Other also includes results from international operations and certain administrative charges. Results represent Plum Creek Timberlands EBITDA from October 1, 2011 through February 18, 2016. ADJUSTED EBITDA RECONCILATION Timberlands $ Millions 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q2 2020 LTM Western Timberlands and Energy & Natural Resources (ENR) $283 $263 $380 $579 $470 $449 $520 $544 $332 $313 Less: EBITDA attributable to Western ENR1 4 5 7 8 11 6 12 12 14 15 Western Timberlands 279 258 373 571 459 443 508 532 318 298 Southern Timberlands and ENR 290 339 372 457 472 469 428 398 410 375 Less: EBITDA attributable to Southern ENR1 64 41 44 47 42 43 45 47 58 51 Southern Timberlands 226 298 328 410 430 426 383 351 352 324 Northern Timberlands 29 28 32 47 41 26 23 19 15 9 Other Timberlands (15) (8) 46 2 7 6 22 — (5) (6) Adjusted EBITDA including Legacy Plum Creek operations1,2 $519 $576 $779 $1,030 $937 $901 $936 $902 $680 $625 Less: EBITDA attributable to Plum Creek3 175 203 235 291 260 36 — — — — Weyerhaeuser Timberlands Adjusted EBITDA1 $344 $373 $544 $739 $678 $865 $936 $902 $680 $625 Depletion, Depreciation & Amortization (138) (143) (168) (207) (208) (366) (356) (319) (301) (288) Special Items — — — — — — (48) — (32) (32) Operating Income (GAAP) $206 $230 $376 $532 $470 $499 $532 $583 $347 $305 Interest Income and Other 4 3 4 — — — — — — — Loss Attributable to Non-Controlling Interest — 1 — — — — — — — — Net Contribution to Earnings $210 $234 $380 $532 $470 $499 $532 $583 $347 $305

$ Millions 2011 2012 2013 2014 2015 20161 2017 2018 2019 Q2 2020 YTD Lumber ($7) $130 $317 $319 $212 $289 $459 $459 $183 $182 OSB (4) 143 247 46 41 183 359 329 59 86 EWP 6 17 45 79 114 145 173 177 207 93 Distribution (37) (29) (33) 2 10 25 38 32 33 25 Other (1) (15) (2) — (5) (1) (12) (10) (6) (4) Adjusted EBITDA2 ($43) $246 $574 $446 $372 $641 $1,017 $987 $476 $382 Depletion, Depreciation & Amortization (151) (133) (123) (119) (106) (129) (145) (149) (191) (97) Special Items (52) 6 (10) — (8) — (303) — 68 8 Operating Income (GAAP) ($246) $119 $441 $327 $258 $512 $569 $838 $353 $293 Interest Income and Other 3 1 — — — — — — — — Net Contribution to Earnings ($243) $120 $441 $327 $258 $512 $569 $838 $353 $293 Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc. beginning on the merger date of February 19, 2016. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. ADJUSTED EBITDA RECONCILATION Wood Products

Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. $ Millions 2016 2017 2018 2019 Real Estate $142 $178 $196 $193 Energy & Natural Resources 47 63 68 81 Adjusted EBITDA1 $189 $241 $264 $274 Depletion, Depreciation & Amortization (13) (15) (14) (14) Basis of Real Estate Sold (109) (81) (124) (116) Special Items in Operating Income (14) — — — Operating Income (GAAP) $53 $145 $126 $144 Interest Income and Other 2 1 1 — Net Contribution to Earnings $55 $146 $127 $144 ADJUSTED EBITDA RECONCILATION Real Estate, Energy & Natural Resources